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                                                                  EXHIBIT (l)(i)

March 28, 1994

Bridgeway Fund, Inc.
5650 Kirby Drive, Suite 141
Houston, TX 77005-2443

Dear Ladies and Gentlemen:

You have advised us that you are a newly organized corporation with intends to engage in the business of an investment company registered under the Investment Company Act of 1940 (the "40 Act"). You have also indicated that you intend to made a public offering of your securities, and that in order to do this you are required, pursuant to Section 14(a) of the 40 Act, to have a net worth of at least $100,000 authorized and unissued shares (the "Shares") of the Common stock of your three initial portfolios in whatever combination we desire, in order to provide your company with the minimum required net worth.

In order to induce you to issue and sell the Shares to us, we hereby represent to you as follows:

In connection with our proposed investment in the Shares, we have reviewed the Registration Statement on Form N-1A which you have filed with the Securities and Exchange Commission including the Exhibits thereto. We have had an opportunity to ask questions about this proposed investment and have received satisfactory answers to all such questions.

We intend to acquire the Shares for our own account, and not as a nominee or representative for anyone else, for investment, and not with a view to the resale or distribution thereof. We expressly agree not to sell, transfer, assign (except to a wholly owned subsidiary or to a parent) nor request redemption of the Shares for a period of at least 24 months from the date they are issued to us. We agree not to resell the Shares, unless in the opinion of your counsel such sale may be made without violation of any law or regulation including the registration provisions of the Securities Act of 1933.

It is understood that we intend to act as underwriter and distributor of your stock (other than the Shares referred to in this letter). The representations set forth in the preceding paragraph should not apply to any of your stock which we may acquire and/or sell as such underwriter and distributor nor to any of your stock (other than the Shares) hereafter acquired by us for our own account.

Sincerely,

Miles D. Harper, III

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May 12, 1994

Bridgeway Fund, Inc.
5650 Kirby Drives Suite 141
Houston, TX 77005-2443

To the Fund:

You have advised me that you are a newly organized corporation with intends to engage in the business of an investment company registered under the Investment Company Act of 1940 (the "40 Act"). You have also indicated that you intend to made a public offering of your securities, and that in order to do this you are required, pursuant to Section 14(a) of the 40 Act, to have a net worth of at least $100,000 authorized and unissued shares (the "Shares") of the Common stock of your three initial portfolios in any combination, in order to provide your company with the minimum required net worth.

In order to induce you to issue and sell the Shares to us, I hereby represent to you as follows:

In connection with our proposed investment in the Shares, I have reviewed the Registration Statement on Form N-1A which you have filed with the Securities and Exchange Commission including the Exhibits thereto. I have had an opportunity to ask questions about this proposed investment and have received satisfactory answers to all such questions.

I intend to acquire the Shares for my account, and not as a nominee or representative for anyone else, for investment, and not with a view to the resale or distribution thereof. I expressly agree not to sell, transfer, assign (except to a wholly owned subsidiary or to a parent) nor request redemption of the Shares for a period of at least 24 months from the date they are issued to us. I agree not to resell the Shares, unless in the opinion of your counsel such sale may be made without violation of any law or regulation including the registration provisions of the Securities Act of 1933.

The representations set forth in the preceding paragraph should not apply to any of your stock which Bridgeway Capital Management, Inc., as underwriter and distributor or your stock, may acquire and/or sell as such underwriter and distributor nor to any of your stock (other than the Shares) hereafter acquired by me for my own account.

Sincerely,

Ann M. Montgomery

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May 12, 1994

Bridgeway Fund, Inc.
5650 Kirby Drives Suite 141
Houston, TX 77005-2443

To the Fund:

You have advised me that you are a newly organized corporation with intends to engage in the business of an investment company registered under the Investment Company Act of 1940 (the "40 Act"). You have also indicated that you intend to made a public offering of your securities, and that in order to do this you are required, pursuant to Section 14(a) of the 40 Act, to have a net worth of at least $100,000 authorized and unissued shares (the "Shares") of the Common stock of your three initial portfolios in any combination, in order to provide your company with the minimum required net worth.

In order to induce you to issue and sell the Shares to us, I hereby represent to you as follows:

In connection with our proposed investment in the Shares, I have reviewed the Registration Statement on Form N-1A which you have filed with the Securities and Exchange Commission including the Exhibits thereto. I have had an opportunity to ask questions about this proposed investment and have received satisfactory answers to all such questions.

I intend to acquire the Shares for my account, and not as a nominee or representative for anyone else, for investment, and not with a view to the resale or distribution thereof. I expressly agree not to sell, transfer, assign (except to a wholly owned subsidiary or to a parent) nor request redemption of the Shares for a period of at least 24 months from the date they are issued to us. I agree not to resell the Shares, unless in the opinion of your counsel such sale may be made without violation of any law or regulation including the registration provisions of the Securities Act of 1933.

The representations set forth in the preceding paragraph should not apply to any of your stock which Bridgeway Capital Management, Inc., as underwriter and distributor or your stock, may acquire and/or sell as such underwriter and distributor nor to any of your stock (other than the Shares) hereafter acquired by me for my own account.

Sincerely,

John N. R. Montgomery

May 7, 1994

Bridgeway Fund, Inc.
5650 Kirby Drive, Suite 141
Houston, TX 77005-2443

To the Fund:

You have advised us that you are a newly organized corporation with intends to engage in the business of an investment company registered under the Investment Company Act of 1940 (the "40 Act"). You have also indicated that you intend to made a public offering of your securities, and that in order to do this you are required, pursuant to Section 14(a) of the 40 Act, to have a net worth of at least $100,000 authorized and unissued shares (the "Shares") of the Common stock of your three initial portfolios in whatever combination we desire, in order to provide your company with the minimum required net worth.

In order to induce you to issue and sell the Shares to us, we hereby represent to you as follows:

In connection with our proposed investment in the Shares, we have reviewed the Registration Statement on Form N-1A which you have filed with the Securities and Exchange Commission including the Exhibits thereto. We have had an opportunity to ask questions about this proposed investment and have received satisfactory answers to all such questions.

We intend to acquire the Shares for our own account, and not as a nominee or representative for anyone else, for investment, and not with a view to the resale or distribution thereof. We expressly agree not to sell, transfer, assign (except to a wholly owned subsidiary or to a parent) nor request redemption of the Shares for a period of at least 24 months from the date they are issued to us. We agree not to resell the Shares, unless in the opinion of your counsel such sale may be made without violation of any law or regulation including the registration provisions of the Securities Act of 1933.

It is understood that we intend to act as underwriter and distributor of your stock (other than the Shares referred to in this letter). The representations set forth in the preceding paragraph should not apply to any of your stock which we may acquire and/or sell as such underwriter and distributor nor to any of your stock (other than the Shares) hereafter acquired by us for our own account.

Sincerely,

Bethany Hays

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January 14, 1994

Bridgeway Fund, Inc.
5650 Kirby Drive, Suite 141
Houston, TX 77005-2443

Ladies and Gentlemen:

You have advised us that you are a newly organized corporation with intends to engage in the business of an investment company registered under the Investment Company Act of 1940 (the "40 Act"). You have also indicated that you intend to made a public offering of your securities, and that in order to do this you are required, pursuant to Section 14(a) of the 40 Act, to have a net worth of at least $100,000 authorized and unissued shares (the "Shares") of the Common stock of your three initial portfolios in whatever combination we desire, in order to provide your company with the minimum required net worth.

In order to induce you to issue and sell the Shares to us, we hereby represent to you as follows:

In connection with our proposed investment in the Shares, we have reviewed the Registration Statement on Form N-1A which you have filed with the Securities and Exchange Commission including the Exhibits thereto. We have had an opportunity to ask questions about this proposed investment and have received satisfactory answers to all such questions.

We intend to acquire the Shares for our own account, and not as a nominee or representative for anyone else, for investment, and not with a view to the resale or distribution thereof. We expressly agree not to sell, transfer, assign (except to a wholly owned subsidiary or to a parent) nor request redemption of the Shares for a period of at least 24 months from the date they are issued to us. We agree not to resell the Shares, unless in the opinion of your counsel such sale may be made without violation of any law or regulation including the registration provisions of the Securities Act of 1933.

It is understood that we intend to act as underwriter and distributor of your stock (other than the Shares referred to in this letter). The representations set forth in the preceding paragraph should not apply to any of your stock which we may acquire and/or sell as such underwriter and distributor nor to any of your stock (other than the Shares) hereafter acquired by us for our own account.

Sincerely,

John N. Montgomery
President